Exhibit 99.6
                                                                   ------------




October 3, 2002



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549


         Re:   FNB Bancorp
               File No. 0-49693


Dear Sir or Madam:

         We have read Item 4 of the Form 8-K of FNB Bancorp dated September 27, 2002, and agree with the statements concerning our Firm contained therein.


                                             Very truly yours,


                                             /s/  GRANT THORNTON LLP



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